Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
May 31, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  5.93%
      May, 1998  5.41%
      April, 1998  6.07%
      March, 1998  6.31%



Cash Yield                                              18.64%


Investor Charge Offs                                    5.20%


Base Rate                                               8.03%


Over 35 Day Delinquency                                 5.61%


Seller's Interest                                       26.35%


Total Payment Rate                                      11.03%


Total Principal Balance                                $4,842,601,493.71


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,275,934,827.08